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                         VAN KAMPEN AMERICAN VALUE FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

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
                                                        AMOUNT OF    % OF
                                 OFFERING     TOTAL      SHARES    OFFERING   % OF FUNDS
 SECURITY   PURCHASE/   SIZE OF  PRICE OF   AMOUNT OF   PURCHASED  PURCHASED     TOTAL                  PURCHASED
PURCHASED  TRADE DATE  OFFERING   SHARES     OFFERING    BY FUND    BY FUND     ASSETS       BROKERS       FROM
-----------------------------------------------------------------------------------------------------------------

                                                                                              Morgan
                                                                                             Stanley,
  Orbitz    7/19/07      --       $15.00   $34,000,000   533,800     6.152%      3.61%       Goldman,  Goldman
Worldwide                                                                                    Sachs &    Sachs
   Inc.                                                                                    Co., Lehman
                                                                                            Brothers,
                                                                                            JPMorgan,
                                                                                              Credit
                                                                                           Suisse, UBS
                                                                                            Investment
                                                                                              Bank,
                                                                                              Thomas
                                                                                              Weisel
                                                                                             Partners
                                                                                               LLC,
                                                                                             Pacific
                                                                                              Crest
                                                                                           Securities,
                                                                                              Piper
                                                                                           Jaffray and
                                                                                              Stifel
                                                                                             Nicolaus
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